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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                  -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               September 27, 2002
                Date of Report (Date of earliest event reported)



                              APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)



          Delaware                        1-4389                  06-1534213
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                  File No.)            Identification No.)


                                 301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)


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Item 7(c).  Exhibits

            99.1 Statement Under Oath of Principal Executive Officer dated September 27, 2002 Regarding Facts and Circumstances Relating to Exchange Act Filings.

            99.2 Statement Under Oath of Principal Financial Officer dated September 27, 2002 Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9.  Regulation FD Disclosure.

         Attached and incorporated by reference herein as Exhibits 99.1 and 99.2, respectively, are copies of Statements Under Oath, dated September 27, 2002, of the Principal Executive Officer and Principal Financial Officer of Applera Corporation (the "Company") Regarding Facts and Circumstances Relating to Exchange Act Filings. These Statements, which were required under an Order of the Securities and Exchange Commission (the "SEC") dated June 27, 2002, are being simultaneously delivered to the SEC for filing.

         In addition, earlier today the Company filed the certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as part of its Annual Report on Form 10-K for the fiscal year ended June 30, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLERA CORPORATION


                                        By: /s/ William B. Sawch
                                           -------------------------------------
                                            William B. Sawch
                                            Senior Vice President and
                                            General Counsel






Dated:  September 27, 2002


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                                 EXHIBIT INDEX

         99.1 Statement Under Oath of Principal Executive Officer dated September 27, 2002 Regarding Facts and Circumstances Relating to Exchange Act Filings.

         99.2 Statement Under Oath of Principal Financial Officer dated September 27, 2002 Regarding Facts and Circumstances Relating to Exchange Act Filings.